Exhibit 99.1

FOR IMMEDIATE RELEASE

May 28, 2020

CONTACT:

Jeffrey Jones, CFO

(217) 365-4500

jeff.jones@busey.com

First Busey Corporation Announces

Pricing of Subordinated Notes Offering

Champaign, IL – First Busey Corporation (NASDAQ: BUSE) (the “Company”), the holding company for Busey Bank (the “Bank”), today announced the pricing of its public offering of $125 million aggregate principal amount of 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The price to the public for the Notes was 100% of the principal amount of the Notes. Interest on the Notes will accrue at a rate equal to (i) 5.25% per annum from the original issue date to, but excluding, June 1, 2025, payable semiannually in arrears, and (ii) a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Notes), plus a spread of 511 basis points from, and including, June 1, 2025, payable quarterly in arrears. The Notes are intended to qualify as Tier 2 capital for regulatory purposes. This offering is expected to close on June 1, 2020, subject to the satisfaction of customary closing conditions.

Piper Sandler & Co., Stephens Inc. and Janney Montgomery Scott LLC are acting as the joint book-running managers for the offering.

The Company estimates that the net proceeds of the offering will be approximately $123.1 million, after deducting underwriting discounts, and before expenses payable by the Company. The Company intends to use the proceeds for general corporate purposes, which may include providing capital to support organic growth or growth through strategic acquisitions, repaying indebtedness, financing investments, capital expenditures, repurchasing shares of common stock and for investments in the Bank as regulatory capital.

This offering is being made only by means of a prospectus supplement and accompanying base prospectus. The Company has filed a registration statement (File No. 333-221428) and a preliminary prospectus supplement to the prospectus contained in the registration statement with the U.S. Securities and Exchange Commission (“SEC”) for the Notes to which this communication relates and will file a final prospectus supplement relating to the Notes. Prospective investors should read the prospectus supplement and accompanying prospectus in the registration statement and other documents the Company has filed or will file with the SEC for more complete information about the Company and the offering.

Copies of these documents, when available, can be obtained for free by visiting the SEC’s website at http://www.sec.gov or may be obtained by contacting Piper Sandler & Co. by email at fsg-dcm@psc.com.

Corporate Profile

As of March 31, 2020, First Busey Corporation (Nasdaq: BUSE) was a $9.72 billion financial holding company headquartered in Champaign, Illinois.

Busey Bank, the wholly-owned bank subsidiary of First Busey Corporation, had total assets of $9.70 billion as of March 31, 2020 and is headquartered in Champaign, Illinois, with 61 banking centers serving Illinois, 13 banking centers serving Missouri, five banking centers serving southwest Florida and a banking center in Indianapolis, Indiana. Through the Busey Wealth Management division, the Company provides asset management, investment and fiduciary services to individuals, businesses and foundations. As of March 31, 2020, assets under care were approximately $8.93 billion. Busey Bank owns a retail payment processing subsidiary, FirsTech, Inc., which processes approximately 28 million transactions per year using online bill payment, lockbox processing and walk-in payments at its 4,000 agent locations in 43 states. More information about FirsTech, Inc. can be found at firstechpayments.com.

Busey Bank was named among Forbes’ 2019 Best-In-State Banks—one of five in Illinois and 173 from across the country, equivalent to 2.8% of all U.S. banks. Best-In-State Banks are awarded for exceptional customer experiences as determined by a survey sample of 25,000+ banking customers who rated banks on trust, terms and conditions, branch services, digital services and financial advice.

For more information about us, visit busey.com.

Disclaimer About This Release

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of either prospectus supplement or the shelf registration statement or prospectus relating thereto.

Special Note Concerning Forward-Looking Statements

Statements made in this document, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the Company’s ability to control or predict, could cause actual results to differ materially from those in the Company’s forward-looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economy (including the impact of the 2020 presidential election and the impact of tariffs, a U.S. withdrawal from or significant negotiation of trade agreements, trade wars and other changes in trade regulations); (ii) the economic impact of any future terrorist threats or attacks, widespread disease or pandemics (including the COVID-19 pandemic in the United States), or other adverse external events that could cause economic deterioration or instability in credit markets; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in accounting policies and practices, including CECL, that will change how the Company estimates credit losses; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of The London Inter-bank Offered Rate phase-out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) the loss of key executives or associates; (ix) changes in consumer spending; (x) unexpected results of current and/or future acquisitions, which may include failure to realize the anticipated benefits of the acquisition and the possibility that the transaction costs may be greater than anticipated; (xi) unexpected outcomes of existing or new litigation involving the Company; and (xii) the economic impact of exceptional weather occurrences such as tornadoes, hurricanes, floods, and blizzards. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect its financial results, is included in the Company’s filings with the SEC.

CONTACT:

Jeffrey Jones, CFO

First Busey Corporation

(217) 365-4500

jeff.jones@busey.com